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                                                                    EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP




We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in this Registration Statement of DevX Energy, Inc. on Form S-8 of our report dated as of March 1 2001, appearing in DevX Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


                                   /s/  Ernst & Young LLP


Dallas, Texas
October 31, 2001